Exhibit 10.28
Gates Foundation
AMENDMENT 2
to
GRANT AGREEMENT
Investment ID INV-027470
AMENDMENT SUMMARY PAGE

AMENDMENT INFORMATION
Agreement to be Amended:	Grant agreement between the Gates Foundation, formerly known as the Bill & Melinda Gates Foundation, and Decoy Therapeutics, Inc, effective September 9, 2021, as amended, and bearing Investment ID INV-027470
Amendment Purpose:	No cost extension
“Amendment Date”	February 26, 2025
Amended “End Date”:	The term of the Agreement is extended by changing the End Date to February 28,2026
THIS AMENDMENT amends, and is made part of, the above-referenced Agreement and is effective as of the Amendment Date. Capitalized terms not defined in this Amendment will have the meaning provided in the Agreement. Except as modified by this Amendment, all other terms and conditions of the Agreement remain in full force and effect. In the event of a conflict between the Agreement and this Amendment, the terms of this Amendment will prevail.
REPORTING & PAYMENT SCHEDULE
This Amendment notifies You that the reporting and/or payment schedule for Your grant has changed. Your Reporting & Payment Schedule is deleted and replaced with the following:

REPORTING & PAYMENT SCHEDULE
Investment Period	Target, Milestone, or Reporting Deliverable	Due By	Payment Date	Payment Amount (U.S.$)
	Countersigned Agreement	COMPLETE	September 9, 2021	$480,400.00
	Milestone 1 - Utility of DCOY101 as a pre and/or post-infection therapeutic	COMPLETE	August 2, 2022	$424,244.00
Start Date to December 31, 2021	Progress Report	COMPLETE
January 1,2022 to December 31,2022	Progress Report	COMPLETE
	Countersigned Agreement	COMPLETE	August 30, 2023	$3,500,000.00
January 1,2023 to December 31,2023	Progress Report	COMPLETE	March 2025	$584,500.00
	Global Access Strategy/Commitment	RECEIVED
January 1,2024 to December 31,2024	Progress Report	March 31,2025
January 1,2025 to December 31,2025	Progress Report	March 31,2026
Start Date to End Date	Final Report	Within 60 days of End Date
Amended Total Grant Amount				$4,989,144.00
As provided in the Agreement, signatures are not required.

Investment ID INV-027470	1 of 1	Version: August 2022